EXHIBIT 10.1
ASSUMPTION AGREEMENT
     THIS ASSUMPTION AGREEMENT (this “Agreement”), dated as of October 1, 2007, is entered into by and among Renegy Holdings, Inc., a Delaware Corporation (“Holdings”), Catalytica Energy Systems, Inc., a Delaware corporation (“Catalytica”), Snowflake Acquisition Corporation, a Delaware corporation (“Merger Sub”), Renegy, LLC, an Arizona limited liability company (“Renegy”), Renegy Trucking, LLC, an Arizona limited liability company (“Renegy Trucking”), Snowflake White Mountain Power, LLC, an Arizona limited liability company (“Snowflake” and, together with Renegy and Renegy Trucking, the “Companies”), Robert M. Worsley (“R. Worsley”), Christi M. Worsley (“C. Worsley”) and the Robert M. Worsley and Christi M. Worsley Revocable Trust (collectively with R. Worsley and C. Worsley, “Worsley”).
RECITALS
     WHEREAS, Holdings, Catalytica, Merger Sub, the Companies, and Worsley, have entered into that certain Contribution and Merger Agreement dated as of May 8, 2007, as amended (the “Merger Agreement”), pursuant to which Catalytica and the Companies shall combine and become wholly owned subsidiaries of Holdings upon the terms and subject to the conditions set forth therein (the “Merger and Contribution”); and
     WHEREAS, the Merger Agreement contemplates that this Agreement be executed and delivered at the Closing of the Merger and Contribution.
     NOW, THEREFORE, in order to induce Worsley and the Companies to enter into the Merger Agreement and the other documents to be executed and delivered by Worsley and the Companies thereunder and to consummate the transactions contemplated thereby, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. Definitions. All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Merger Agreement.
     2. Assumption. Subject to the terms and conditions of the Merger Agreement, as of the Effective Time, Holdings hereby:
          (a) accepts the assignment of rights and hereby assumes and agrees to perform and fulfill the obligations of Holdings post-Closing that are set forth in the Merger Agreement, including, without limitation, those rights and obligations set forth in Section 2.10 of the Merger Agreement, the Employment Agreements and the indemnification obligations set forth under Article XI of the Merger Agreement; and
          (b) assumes all of the rights and executory obligations of Catalytica under the Zack Employment Agreement.
     3. Effect on Merger Agreement. This Agreement is made subject to and with the benefit of the respective representations, warranties, covenants, terms, conditions, limitations and other provisions of the Merger Agreement, which are incorporated herein by reference. In the event of any conflict or other inconsistency between this Agreement and the Merger Agreement, the Merger Agreement shall control.
     4. Third-Party Beneficiaries. This Agreement shall not confer any rights on any person not a party hereto.
     5. Further Assurances. Holdings, Catalytica, Worsley and the Companies shall execute and deliver from time to time hereafter, upon written request, all such further documents and instruments and shall do and perform all such acts as may be reasonably necessary to give full effect to the intent of this Agreement.
     6. Binding Effect. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the respective successors and permitted assigns of the parties hereto.
     7. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware, without regard to any jurisdiction’s conflicts of law provisions.
     8. Effective Date. This Agreement shall become effective only upon the Effective Time.
     9. Severability. If any one or more provisions contained in this Agreement, or the application of such provision to any person or circumstance, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.
     10. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

RENEGY HOLDINGS, INC.

By:	/s/ Robert W. Zack

Name:	Robert W. Zack
Title:	CEO

CATALYTICA ENERGY SYSTEMS, INC.

By:	/s/ Robert W. Zack

Name:	Robert W. Zack
Title:	CEO

SNOWFLAKE ACQUISITION CORPORATION

By:	/s/ Robert W. Zack

Name:	Robert W. Zack
Title:	CEO

RENEGY, LLC

By:	/s/ Robert M. Worsley

Name:	Robert M. Worsley
Title:	Manager

RENEGY TRUCKING, LLC

By:	/s/ Robert M. Worsley

Name:	Robert M. Worsley
Title:	Manager
[Signature Page to Assumption Agreement]

SNOWFLAKE WHITE MOUNTAIN POWER, LLC

By:	/s/ Robert M. Worsley

Name:	Robert M. Worsley
Title:	Manager

ROBERT M. WORSLEY

/s/ Robert M. Worsley

CHRISTI M. WORSLEY

/s/ Christi M. Worsley

ROBERT M. WORSLEY AND CHIRSTI M. WORSLEY REVOCABLE TRUST

By:	/s/ Robert M. Worsley

Name:	Robert M. Worsley
Title:	Trustee

By:	/s/ Christi M. Worsley

Name:	Christi M .Worsley
Title:	Trustee
[Signature Page to Assumption Agreement]